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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                     December 19, 2005 (December 13, 2005)
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                              Bob Evans Farms, Inc.
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             (Exact name of registrant as specified in its charter)

  Delaware                        0-1667                         31-4421866
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(State or other jurisdiction    (Commission                   (IRS Employer
   of incorporation)            File Number)                 Identification No.)


 3776 South High Street, Columbus, Ohio                            43207
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(Address of principal executive offices)                         (Zip Code)

                                 (614) 491-2225
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


                On December 13, 2005, the Board of Directors of Bob Evans Farms, Inc. (the "Company") approved an amendment to the Bob Evans Farms, Inc. and Affiliates Second Amended and Restated Executive Deferral Program (the "BEEDP"). The BEEDP provides deferred compensation to a select group of the Company's management or highly compensated employees. Section 409A of the Internal Revenue Code, adopted pursuant to The American Jobs Creation Act of 2004, imposes severe restrictions on amounts, including participants' deferrals and amounts funded by employers, that are credited to or vest under a nonqualified deferred compensation arrangement after December 31, 2004. The amendment to the BEEDP allows BEEDP participants to revoke any deferral election made under Section
3.01 of the BEEDP for the 2005 plan year.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

                (a)  Financial Statements of Business Acquired - Not Applicable

                (b)  Pro Form Financial Information -  Not applicable

                (c)  Exhibits:

                     The following exhibits are included pursuant to Item 1.01. Entry into a Material Definitive Agreement of Form 8-K:

                     10.1 2005 Amendment to Bob Evans Farms, Inc. and Affiliates Second Amended and Restated Executive Deferral Program


   [Remainder of page intentionally left blank; signature on following page.]


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BOB EVANS FARMS, INC.


Dated:  December 19, 2005             By: /s/Donald J. Radkoksi
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                                          Donald J. Radkoski
                                          Chief Financial Officer, Treasurer and
                                          Secretary




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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated December 19, 2005


         Exhibit No.                                               Description
            10.1                 2005 Amendment to Bob Evans Farms, Inc. and Affiliates Second Amended and
                                 Restated Executive Deferral Program





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